UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2016
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
920 Memorial City Way, Suite 1000
Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Forum Energy Technologies, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with the segment reporting changes made in connection with realignment of our organization structure, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2015 (“2015 Form 10-K”).
In the first quarter of 2016, the Company realigned its segments. Completions was designated as a separate segment in recognition of its expanded operations and its significant growth potential. The Company is reporting its results of operations in the three reportable segments: Drilling & Subsea, Completions and Production & Infrastructure, instead of the original two reportable segments. Management’s change in the composition of the Company’s reporting segments was made in order to align with activity drivers and the customers of our product group, and how management reviews and evaluates operating performance. We provided a brief description of the new reporting structure in a press release issued on April 28, 2016, including a comprehensive summary of the effects of these changes, and the impact on the Company’s historical segment results for fiscal years 2015 and 2014.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2015, to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2015 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2015 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2015 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our organizational structure as described above. For developments subsequent to the filing of the 2015 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.2
Updates, where applicable, to Part I, Item 2. Properties, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.3
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.4
Updated Part II, Item 8. Financial Statements and Supplementary Data, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Label Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2016	FORUM ENERGY TECHNOLOGIES, INC.
/s/ James W. Harris
James W. Harris
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title or Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part I, Item 1. Business, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.2
Updates, where applicable, to Part I, Item 2. Properties, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.3
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

99.4
Updated Part II, Item 8. Financial Statements and Supplementary Data, from Forum Energy Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 26, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Label Linkbase